EXHIBIT 10.24
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                               SECURITY AGREEMENT
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     THIS SECURITY AGREEMENT (the "Agreement"), made as of January 6, 2005, by and between ZAP, a California corporation ("Creditor"), and Smart Automobile LLC, a California Limited Liability Company, and Thomas Heidemann, an individual (collectively, "Debtor").

                                    RECITAL:

THE OBLIGATIONS OF DEBTOR: (1) UNDER THAT CERTAIN PROMISSORY NOTE DATED JANUARY 6, IN THE PRINCIPAL AMOUNT OF $1,000,000, MADE BY DEBTOR IN FAVOR OF CREDITOR, AND (2) UNDER THIS SECURITY AGREEMENT ARE COLLECTIVELY REFERRED TO IN THIS SECURITY AGREEMENT AS THE "SUBJECT OBLIGATIONS."

     IT IS AGREED AS FOLLOWS:

GRANT OF SECURITY INTEREST IN THE COLLATERAL: AS SECURITY FOR THE PERFORMANCE OF EACH OF THE SUBJECT OBLIGATIONS, DEBTOR HEREBY GRANTS AND ASSIGNS TO CREDITOR A SECURITY INTEREST IN THE FOLLOWING DESCRIBED COLLATERAL: 30 SMART CAR TESTERS, AND 30 MULTIPLEXERS (THE "COLLATERAL"), WHICH SECURITY INTEREST SHALL EXTEND TO ALL THE COLLATERAL NOW OWNED OR HEREAFTER ACQUIRED BY DEBTOR WHICH IS LOCATED AT ANY AND ALL PRESENT AND FUTURE PLACES OF BUSINESS DEBTOR OPERATES OR WILL OPERATE UNDER ANY NAME, TOGETHER WITH THE PROCEEDS THEREOF, INCLUDING ALL ACCOUNTS RECEIVABLE ARISING FROM SALE OF THE COLLATERAL, AND THE INSURANCE PROCEEDS ARISING FROM DAMAGE THERETO OR LOSS THEREOF.
MAINTENANCE OF THE COLLATERAL: DEBTOR AGREES TO, AND REPRESENTS THAT IT WILL, USE ITS BEST EFFORTS TO MAINTAIN, PRESERVE AND PROTECT THE COLLATERAL AND TO MAINTAIN THE COLLATERAL IN GOOD SALEABLE CONDITION AND REPAIR. INSURANCE: DEBTOR AGREES TO, AND REPRESENTS THAT IT WILL, CAUSE TO BE EFFECTED UPON THE COLLATERAL FIRE INSURANCE, INCLUDING THE SO-CALLED EXTENDED COVERAGE ENDORSEMENT, SPRINKLER LEAKAGE INSURANCE, IF APPLICABLE, AND INSURANCE AGAINST ANY OTHER RISKS NORMALLY INSURED AGAINST BY DEBTOR IN THE AMOUNT OF 100% OF THE REPLACEMENT COST OF THE COLLATERAL, WITHOUT DEDUCTION FOR DEPRECIATION, WITH PROCEEDS PAYABLE TO CREDITOR AND DEBTOR AS THEIR INTERESTS MAY APPEAR, SUCH INSURANCE TO BE WITH ONE OR MORE RESPONSIBLE INSURANCE CARRIERS ACCEPTABLE TO CREDITOR AND LICENSED TO DO BUSINESS IN THE STATE OF CALIFORNIA. DEBTOR SHALL PROVIDE CREDITOR WITH ONE OR MORE CERTIFICATES OF SUCH INSURANCE IN FORM AND CONTENT CUSTOMARY IN THE INDUSTRY AND PROVIDING THAT THE POLICY OR POLICIES WHICH THEY EVIDENCE SHALL BE NEITHER CANCELLED NOR MATERIALLY CHANGED UNTIL AFTER TEN (10) DAYS' WRITTEN NOTICE OF SUCH CANCELLATION OR MATERIAL CHANGE TO CREDITOR.
RECORDS OF COLLATERAL; RIGHT TO INSPECT; FINANCIAL STATEMENTS: DEBTOR AGREES, SO LONG AS ANY OF THE SUBJECT OBLIGATIONS ARE NOT FULLY PERFORMED, TO, AND REPRESENTS THAT IT WILL, MAINTAIN RECORDS THAT WILL REASONABLY REFLECT AT THE END OF EACH MONTH WHAT ITEMS OF THE COLLATERAL ARE IN DEBTOR'S POSSESSION AND SHALL, AT ALL REASONABLE TIMES AS REQUESTED BY CREDITOR, ALLOW CREDITOR TO EXAMINE SUCH RECORDS. CREDITOR SHALL HAVE THE RIGHT AT SUCH TIME OR TIMES AS MAY BE REASONABLE UNDER THE CIRCUMSTANCES, AFTER NOTICE TO DEBTOR, TO INSPECT AND EXAMINE THE COLLATERAL TO CHECK OR TEST THE SAME AS TO QUANTITY, VALUE AND CONDITION. DEBTOR SHALL PROVIDE TO CREDITOR FINANCIAL STATEMENTS, IN A FORM ACCEPTABLE TO CREDITOR, RESPECTING DEBTOR. SUCH FINANCIAL STATEMENTS SHALL BE PROVIDED FOR BOTH THE PERIOD OF EACH FISCAL YEAR OF DEBTOR'S BUSINESS ENDING AFTER THE DATE OF THIS AGREEMENT AND FOR THE FIRST SIX MONTHS OF EACH SUCH FISCAL YEAR. EACH FINANCIAL STATEMENT SHALL BE DELIVERED TO CREDITOR WITHIN FORTY-FIVE (45) DAYS OF THE LAST DAY INCLUDED WITHIN THE COVERAGE OF THE FINANCIAL STATEMENT.

EVENTS OF DEFAULT:  THE FOLLOWING SHALL BE EVENTS OF DEFAULT:

o    DEBTOR SHALL DEFAULT IN THE PERFORMANCE OF ANY OF THE SUBJECT OBLIGATIONS;
     OR

o A DECREE OR ORDER BY A COURT HAVING JURISDICTION IN THE PREMISES SHALL BE ENTERED ADJUDGING DEBTOR A BANKRUPT OR INSOLVENT, OR APPROVING AS PROPERLY FILED A PETITION SEEKING THE REORGANIZATION OF DEBTOR UNDER THE FEDERAL BANKRUPTCY LAWS, OR APPOINTING A RECEIVER OR TRUSTEE OR ASSIGNEE IN INSOLVENCY, BANKRUPTCY OR REORGANIZATION OF DEBTOR OR THE PROPERTY THEREOF, OR FOR THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF DEBTOR, OR IF ANY ATTACHMENT OR EXECUTION SHALL BE ISSUED AGAINST ANY PROPERTY OF DEBTOR AND SHALL NOT BE RELEASED, STAYED OR VACATED WITHIN THIRTY (30) DAYS AFTER ISSUANCE; OR

o DEBTOR SHALL INSTITUTE PROCEEDINGS TO BE ADJUDICATED A VOLUNTARY BANKRUPT, OR SHALL CONSENT TO THE INSTITUTION OF A BANKRUPTCY PROCEEDING AGAINST IT, OR SHALL FILE A PETITION OR ANSWER OR CONSENT SEEKING REORGANIZATION OF IT OR ITS PROPERTY, OR SHALL MAKE AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS, OR SHALL ADMIT IN WRITING ITS INABILITY TO PAY ITS DEBTS GENERALLY AS THEY BECOME DUE; OR

o DEBTOR SHALL CHANGE ITS NAME OR TRADE NAME OR STYLE AS SET FORTH ON THE SIGNATURE PAGE OF THIS SECURITY AGREEMENT WITHOUT OBTAINING THE PRIOR WRITTEN CONSENT OF CREDITOR, WHICH SUCH CONSENT SHALL NOT BE UNREASONABLY WITHHELD PROVIDED THAT CREDITOR'S SECURITY INTEREST IN THE COLLATERAL IS NOT ADVERSELY AFFECTED THEREBY; PROVIDED, HOWEVER, THAT ANY SUCH CHANGE WITHOUT CONSENT SHALL NOT BE A DEFAULT IF IT DOES NOT SO ADVERSELY AFFECT SAID SECURITY INTEREST; OR

o DEBTOR SHALL LIQUIDATE OR DISSOLVE OR SELL, LEASE, ASSIGN OR DISPOSE OF A SUBSTANTIAL PORTION OF ITS BUSINESS OR ASSETS OR THE COLLATERAL; OR

o CREDITOR SHALL DEEM ITSELF INSECURE WITH RESPECT TO ANY OF THE SUBJECT OBLIGATIONS.

CREDITOR'S RIGHTS UPON DEFAULT - GENERAL: IN THE CASE AN EVENT OF DEFAULT SHALL ARISE, THEN, OR AT ANY TIME THEREAFTER, CREDITOR SHALL BE ENTITLED, AT ITS OPTION, TO DECLARE DEBTOR IN DEFAULT AND TO DECLARE IMMEDIATELY DUE AND PAYABLE EACH AND ALL OF THE SUBJECT OBLIGATIONS, INCLUDING INSTALLMENTS NOT OTHERWISE PAYABLE AND ALL INTEREST AND FINANCE CHARGES ACCRUED THEREON, WITHOUT PRESENTATION, DEMAND, PROTEST OR NOTICE OF ANY KIND, ALL OF WHICH ARE EXPRESSLY WAIVED BY DEBTOR, AND EACH SAID OBLIGATION SHALL THEREUPON BE FORTHWITH DUE AND PAYABLE, AND CREDITOR SHALL THEREUPON IMMEDIATELY BE ENTITLED TO ENFORCE FULL PAYMENT OF SAID OBLIGATIONS AND TO EXERCISE ANY AND ALL OF THE RIGHTS AND REMEDIES GRANTED BY LAW, INCLUDING BUT NOT LIMITED TO ALL RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE COMMERCIAL CODE OF THE STATES OF CALIFORNIA. CREDITOR SHALL HAVE THE RIGHT TO ENFORCE ANY ONE OR MORE OF THE REMEDIES UNDER THIS AGREEMENT SUCCESSIVELY OR CONCURRENTLY, AND ANY SUCH ACTION SHALL NOT STOP OR PREVENT CREDITOR FROM PURSUING ANY FURTHER REMEDY WHICH IT MAY HAVE HEREUNDER OR UNDER LAW. CREDITOR'S RIGHTS UPON DEFAULT - INVENTORY COLLATERAL: IN ADDITION TO THE RIGHTS OF CREDITOR SET FORTH IN PARAGRAPH 6 HEREOF, CREDITOR SHALL HAVE, WITH RESPECT TO THE COLLATERAL WHICH IS INVENTORY, THE RIGHTS SET FORTH IN THIS PARAGRAPH 7. UPON ANY OF THE EVENTS OF DEFAULT ENUMERATED IN PARAGRAPH 5, CREDITOR MAY TAKE IMMEDIATE AND FULL POSSESSION AND CONTROL OF THE COLLATERAL, OR ANY PORTION THEREOF, AND FOR THAT PURPOSE MAY PURSUE THE SAME WHEREVER IT MAY BE FOUND; AND, TO THAT END, MAY ENTER THE PREMISES OF DEBTOR WHERE SUCH COLLATERAL MAY BE OR WHERE CREDITOR REASONABLY BELIEVES SUCH COLLATERAL MAY BE, AND MAY TAKE POSSESSION OF AND KEEP AND STORE THE COLLATERAL ON SUCH PREMISES UNTIL SOLD (AND DEBTOR AGREES NOT TO CHARGE CREDITOR FOR STORAGE OF SUCH COLLATERAL PENDING THE SALE OR DISPOSITION THEREOF, PROVIDED SUCH PERIOD OF STORAGE SHALL NOT EXCEED THIRTY [30] DAYS); AND, TO THAT END, MAY PLACE A CUSTODIAN IN EXCLUSIVE, JOINT OR PARTIAL CHARGE THEREOF AND EXCLUDE DEBTOR THEREFROM; AND MAY REMOVE, KEEP OR SELL AND DISPOSE OF SUCH COLLATERAL OR ANY PART THEREOF AT PUBLIC OR PRIVATE SALE, IN LOTS OR IN BULK, FOR CASH OR ON CREDIT, ALL AS CREDITOR IN ITS SOLE DISCRETION SHALL DETERMINE SO LONG AS CREDITOR SHALL NOT ACT IN A MANIFESTLY UNREASONABLE MANNER. CREDITOR SHALL HAVE THE RIGHT TO PURCHASE ANY PORTION OF THE COLLATERAL AT ANY SUCH SALE. THE PROCEEDS OF SUCH SALE SHALL BE FIRST APPLIED TO THE COSTS AND EXPENSE (INCLUDING SALESMEN'S COMMISSIONS, ATTORNEYS' FEES AND LEGAL EXPENSES, ACCOUNTANTS' FEES, AND OTHER EXPENSES INCURRED IN THE TRACING OR THE DETERMINATION OF THE ORIGIN OR NATURE OF PROCEEDS IN DEBTOR'S POSSESSION OR CONTROL AT THE TIME OF DECLARATION OF DEFAULT) OF LOCATING, SEGREGATING, TAKING, MOVING, KEEPING, ADVERTISING AND SELLING SAID COLLATERAL, INCLUDING THE PAYMENT AND DISCHARGE OF ANY PRIOR LIENS THEREON. THE REMAINDER OF SAID PROCEEDS SHALL BE APPLIED TO THE SATISFACTION OF THE SUBJECT OBLIGATIONS, AND ANY EXCESS SHALL BE RETURNED TO DEBTOR. CREDITOR SHALL HAVE THE RIGHT TO EXERCISE ANY AND ALL REMEDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE OF CALIFORNIA. CREDITOR SHALL HAVE THE RIGHT TO ENFORCE ANY ONE OR MORE OF THE REMEDIES UNDER THIS AGREEMENT SUCCESSIVELY OR CONCURRENTLY, AND ANY SUCH ACTION SHALL NOT STOP OR PREVENT CREDITOR FROM PURSUING ANY FURTHER REMEDY WHICH IT MAY HAVE HEREUNDER OR UNDER LAW. ATTORNEYS' FEES; COSTS OF COLLECTION: IF AN EVENT OF DEFAULT HEREUNDER SHALL OCCUR AND NOT BE CURED (TO THE EXTENT CURE IS ALLOWED BY THIS AGREEMENT), DEBTOR SHALL PAY TO CREDITOR THE REASONABLE COSTS AND EXPENSES OF ENFORCEMENT OF THE SUBJECT OBLIGATIONS, INCLUDING REASONABLE COMPENSATION TO THE ATTORNEYS FOR CREDITOR FOR ALL SERVICES REASONABLY INCURRED IN THAT CONNECTION. NOTICES: ALL NOTICES GIVEN IN CONNECTION WITH THIS AGREEMENT SHALL BE IN WRITING. SERVICE OF SUCH NOTICES SHALL BE DEEMED COMPLETE 72 HOURS AFTER DEPOSIT IN THE UNITED STATES MAIL, CERTIFIED OR REGISTERED MAIL, FIRST CLASS POSTAGE PREPAID, ADDRESSED AS FOLLOWS:

o IF TO CREDITOR: ZAP, ATTN: STEVEN SCHNEIDER, CEO, 501 FOURTH STREET, SANTA ROSA, CALIFORNIA 95401.

o IF TO DEBTOR: SMART AUTOMOBILE, LLC, ATTN: THOMAS HEIDEMANN, 2530 BIRCH STREET, SANTA ANA, CA 92707.


ASSIGNMENT: CREDITOR SHALL HAVE THE RIGHT TO ASSIGN ANY OR ALL OF ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT. DEBTOR SHALL NOT HAVE THE RIGHT TO ASSIGN ITS RIGHTS HEREUNDER WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF CREDITOR. SUCCESSORS; EXERCISE OF REMEDIES; INVALIDITY: THE PROVISIONS OF THIS AGREEMENT SHALL INURE TO AND BE BINDING UPON THE SUCCESSORS AND PERMITTED ASSIGNS OF THE PARTIES HERETO. NO FAILURE TO EXERCISE, OR DELAY IN EXERCISING, ANY RIGHT, POWER OR REMEDY SHALL IMPAIR ANY RIGHT, POWER OR REMEDY, OR BE CONSTRUED TO BE A WAIVER OF ANY SUCH RIGHT, POWER OR REMEDY, OR AN ACQUIESCENCE IN ANY BREACH OR DEFAULT HEREUNDER; NOR SHALL ANY WAIVER OF ANY DEFAULT HEREUNDER BE DEEMED A WAIVER OF ANY DEFAULT OR BREACH SUBSEQUENTLY OCCURRING. THE RIGHTS AND REMEDIES HEREIN SPECIFIED ARE CUMULATIVE, IN ADDITION TO, AND NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES WHICH CREDITOR WOULD HAVE UNDER LAW. IF ANY PROVISION OF THIS AGREEMENT OR OF ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE INVALID OR UNENFORCEABLE, SUCH INVALIDITY OR UNENFORCEABILITY SHALL NOT IMPAIR THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION. EFFECT OF HEADINGS: THE HEADINGS WHICH PRECEDE CERTAIN OF THE PARAGRAPHS OF THIS SECURITY AGREEMENT ARE ONLY FOR CONVENIENCE IN READING AND REFERRING TO THIS AGREEMENT, AND SUCH HEADINGS ARE NOT INTENDED TO CHANGE THE MEANING OF ANY OF THE PARAGRAPHS HEREIN.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, personally or by agents or officers thereunto duly authorized.


ZAP, a California corporation              Smart Automobile, a California
                                           limited liability company



By:  /s/ Steven Schneider                  By: /s/ Thomas Heidman
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         Steven Schneider                          Thomas Heidemann
Title:   CEO                               Title:  President




     "Creditor"                                "Debtor"